                                                                      EXHIBIT 99

                         UNITED STATES BANKRUPTCY COURT
                          MIDDLE DISTRICT OF TENNESSEE


In re:                                                Case No.:    399-02649 THROUGH 399-02680
                                                                   ---------------------------
       SERVICE MERCHANDISE COMPANY, INC.
       ---------------------------------
                                                      Judge:       PAINE
                                                                   ---------------------------

                                                      Chapter 11


Debtor(s)

             MONTHLY OPERATING REPORT FOR PERIOD ENDING       July 29, 2001
                                                          ----------------------

             COMES NOW,             SERVICE MERCHANDISE COMPANY, INC.
                             ------------------------------------------------

       Debtor-In-Possession, and hereby submits its Monthly Operating Report for

       the period commencing      July 2, 2001     and ending    July 29, 2001
                               -----------------                ----------------
       as shown by the report and exhibits consisting of    15   pages and
                                                          ------
       containing the following as indicated:

                        X   Monthly Reporting Questionnaire (Attachment 1)
                      ------

                        X    Comparative Balance Sheets (Forms OPR-1 & OPR-2)
                      ------

                       N/A   Summary of Accounts Receivable (Form OPR-3)
                      ------

                        X    Schedule of Postpetition Liabilities (Form OPR-4)
                      ------

                        X    Statement of Income (Loss) (Form OPR-5)
                      ------


            I declare under penalty of perjury that this report and all the attachments are true and correct to the best of my knowledge and belief. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U.S. Trustee.

       Date: 8/20/01                 DEBTOR-IN-POSSESSION


                                     By:                     /s/ Kenneth A. Conway
                                                             ------------------------------------------------

                                     Name and Title:         KENNETH A. CONWAY, VICE PRESIDENT AND CONTROLLER
                                                             ------------------------------------------------

                                     Address:                7100 SERVICE MERCHANDISE DRIVE
                                                             ------------------------------------------------
                                                             BRENTWOOD, TENNESSEE 37027
                                                             ------------------------------------------------

                                     Telephone No:           (615) 660-3340
                                                             ------------------------------------------------

         Note: Report subject to further verification and account reconciliation procedures

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JULY 2, 2001 THROUGH JULY 29, 2001


1. PAYROLL

                                                                                          WAGES                      TAXES
    OFFICERS                                   TITLE                              GROSS           NET          DUE          PAID
------------------------------------------------------------------------------------------------------------------------------------
S. CUSANO               CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER       $ 57,717.35   $ 36,959.59   $ 5,147.06   $15,180.07
JANE F. GILMARTIN       PRESIDENT AND CHIEF MERCHANDISING OFFICER               $196,250.00   $136,831.56   $49,366.31   $10,052.13
C. STEVEN MOORE         SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER,    $ 27,752.86   $ 18,888.57   $ 2,108.22   $ 6,480.84
                        GENERAL COUNSEL AND SECRETARY
MICHAEL E. HOGREFE      SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER       $ 80,153.33   $ 50,466.62   $16,090.66   $ 5,400.18
ERIC A. KOVATS          SENIOR VICE PRESIDENT, STORES                           $ 22,000.46   $ 15,314.41   $ 1,479.16   $ 4,581.66
KARREN M. PRASIFKA      VICE PRESIDENT, ASSISTANT GENERAL COUNSEL               $ 14,665.05   $ 10,068.66   $ 1,130.29   $ 3,336.57
KENNETH A. CONWAY       VICE PRESIDENT AND CONTROLLER                           $ 13,121.02   $  9,376.71   $   627.54   $ 1,840.83
JOE M. ELLIOTT          VICE PRESIDENT, PROPERTY ADMINISTRATION                 $ 11,648.13   $  7,955.86   $   625.94   $ 1,774.34
KIMBERLY B. SOUTHARD    ASSISTANT VICE PRESIDENT, STRATEGIC PLANNING            $  8,864.66   $  5,522.92   $   634.99   $ 1,889.17
                        AND ASSISTANT TREASURER

The following associate received a payment, in accordance with the terms of her employment agreement, that is included in the amounts above.
JANE F. GILMARTIN                                                    $156,250.00

The following associate received a bonus that is included the amounts above.
MICHAEL E. HOGREFE                                                   $ 56,250.00

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JULY 2, 2001 THROUGH JULY 29, 2001

2. INSURANCE

                                                              COVERAGE         POLICY        EXPIRATION    PREMIUM     DATE COVERAGE
TYPE                         NAME OF CARRIER                   AMOUNT          NUMBER           DATE        AMOUNT     PAID THROUGH
------------------------------------------------------------------------------------------------------------------------------------
Property                     Fireman's Fund Insurance Co    $5 Million      01MXI97600751     12/31/01     $685,000       12/31/01
                             Royal Indemnity Co.            $5 Million        RHD317182       12/31/01      $90,250       12/31/01
                             Westchester Fire               $15 Million      1XA394430-0      12/31/01      $64,125       12/31/01
                             Allianz Insurance Co           $12 Million      CLP1036568       12/31/01      $26,583       12/31/01
                             TIG Insurance Co               $13 Million      XPT38844629      12/31/01      $28,730       12/31/01
                             Westchester Fire               $20 Million      1XA394429-0      12/31/01      $13,500       12/31/01
                             Allianz Insurance Co           $30 Million      CLP1036568       12/31/01      $20,250       12/31/01
                             Allianz Insurance Co           $25 Million      CLP1036568       12/31/01       $8,500       12/31/01
Boiler & Machinery           Hartford Steam Boiler          $10 Million        4914359        12/31/01       $9,934       12/31/01
Transit                      Fireman's Fund Insurance Co    $1 Million       CCIMG72820       12/31/01      $10,000       12/31/01
Ocean Cargo                  Fireman's Fund Insurance Co    $10 Million        CR37211        12/31/01      $40,000       12/31/01
General Liability            Ace American Ins Co            $5 Million      XSLG20577009      12/31/01     $212,279       12/31/01
Workers' Compensation        Pacific Employers Ins Co       Statutory       WLRC43024516      12/31/01     $136,566       12/31/01
WC Excess                    Ace American Ins Co            Statutory         XWC014026       12/31/01      $12,108       12/31/01
WC Contractual Indemnity     Illinois Union Insurance Co    Statutory       CTPG20577344      12/31/01      $20,500       12/31/01
Auto                         Pacific Employers Ins Co       $1 Million      ISAH07968358      12/31/01      $33,518       12/31/01
Umbrella                     Ohio Casualty Group            $50 Million      BXO52805120      12/31/01      $88,250       12/31/01
Excess Liability             Zurich American of Illinois    $50 Million     AEC287610703      12/31/01      $30,000       12/31/01
International                Ace American Ins Co            $1 Million        PHF051491       12/31/01       $2,500       12/31/01
Punitive Damages             Magna Carta Ins. Ltd.          $50 Million       MCPD201058      12/31/01      $40,000       12/31/01
Punitive Damages - Excess    Zurich Ins. Co Bermuda Branch  $50 Million     ZICBB-091 PD      12/31/01       $5,000       12/31/01
Directors & Officers         Continental Insurance Co       $10 Million       300714943       03/01/02     $200,000       03/01/02
                             Federal Insurance Co           $10 Million      81278902-A       03/01/02     $190,000       03/01/02
                             Royal Insurance Co             $10 Million       PSF000009       03/01/02     $175,000       03/01/02
                             Greenwich Ins. Co.             $10 Million      ELU82217-01      03/01/02     $198,949       03/01/02
                             Zurich-American Ins. Co.       $10 Million     DOC3746468-00     03/01/02     $146,704       03/01/02
                             Kemper Insurance Co            $10 Million      3DY00200100      03/01/02      $99,110       03/01/02
Crime                        National Union Fire Ins Co     $10 Million        8726439        03/01/02      $53,833       03/01/02
Fiduciary                    National Union Fire Ins Co     $10 Million        8726812        03/01/02      $25,839       03/01/02
Employment Practices
  Liability                  Chubb Insurance Co             $5 Million        81278901A       03/01/02     $100,000       03/01/02
                             National Union Fire Ins Co     $5 Million         8727499        03/01/02      $70,000       03/01/02
                             Royal Insurance Co             $10 Million       PSF000010       03/01/02      $85,000       03/01/02
Special Crime                Reliance Insurance Co          $25 Million      NFK1951937       05/01/02      $13,458       05/01/02

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JULY 2, 2001 THROUGH JULY 29, 2001

3. BANK ACCOUNTS

TOTAL CASH AND CASH EQUIVALENTS

CASH IN STORES AND HOME OFFICE
HOME OFFICE                                                                      $      4,950
RETAIL SAFE FUNDS                                                                   1,765,256

CORPORATE ACCOUNTS                                                                  2,877,504

STORE DEPOSITORY ACCOUNTS
FIRST TENNESSEE                                                                       478,938
KEY NATIONAL BANK                                                                     251,579
BANK OF BOSTON                                                                        407,900
BANK OF BOSTON CONNECTICUT                                                                 --
FIRST UNION                                                                         2,349,080
BANK ONE LOUISIANA                                                                    281,978
ABN - AMRO BANK                                                                       215,563
COMERICA BANK                                                                         137,158
AM SOUTH                                                                              259,627
BANK OF AMERICA                                                                       216,026
BANK OF OKLAHOMA                                                                      111,792
CHASE BANK OF TEXAS                                                                   708,625
SINGLE STORE DEPOSITORY ACCOUNTS                                                      270,147
WELLS FARGO BANK                                                                       49,936
BANK ONE, IN                                                                          120,678
PNC BANK                                                                              425,086
OAK BROOK BANK                                                                        500,102

CREDIT CARD CASH ACCOUNTS (SALES PROCESSED BY CREDIT CARD COMPANY)                  7,692,627


OTHER DEPOSITORY ACCOUNTS
SERVICE MERCHANDISE - MUSCULAR DYSTROPHY ASSOC.                                        73,333
OTHER CASH ACCOUNTS                                                                   169,642
                                                                                 ------------
TOTAL CASH PER GENERAL LEDGER                                                    $ 19,367,527
                                                                                 ============

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JULY 2, 2001 THROUGH JULY 29, 2001

RECEIPTS AND DISBURSEMENTS
(DOLLARS IN THOUSANDS)

                                           ACTUAL        ACTUAL        ACTUAL      ACTUAL        TOTAL

                               Monday     07/02/01       07/09/01     07/16/01     07/23/01     07/02/01
                               Sunday     07/08/01       07/15/01     07/22/01     07/29/01     07/29/01
                                          --------       --------     --------     --------     --------
Receipts:
   Sales receipts                         $ 13,660       $16,364      $17,433      $17,852      $65,309
   Miscellaneous receipts                      450           486           --        7,147        8,083
                                          --------       -------      -------      -------      -------
Total available collections                 14,110        16,850       17,433       24,999       73,392


Disbursements:
   Merchandise disbursements                 5,697         6,933        4,595        7,223       24,448
   Non-merchandise disbursements            12,039         8,448       11,063        8,579       40,129
                                          --------       -------      -------      -------      -------
Total disbursements                         17,736        15,381       15,658       15,802       64,577
                                          --------       -------      -------      -------      -------

Net receipts/(disbursements)              $ (3,626)      $ 1,469      $ 1,775      $ 9,197      $ 8,815
                                          ========       =======      =======      =======      =======

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JULY 2, 2001 THROUGH JULY 29, 2001

ROLLING REVISED CASH FLOW FORECAST
(DOLLARS IN THOUSANDS)

                                  Actual      Actual     Forecast    Forecast    Forecast
                                 07/29/01    08/12/01    08/26/01    09/30/01    10/28/01
                                 --------    --------    --------    --------    --------
Ending total revolver balance    $185,003    $186,380    $186,296    $203,182    $257,746
Term loan                          60,000      60,000      60,000      60,000      60,000
Standby letters of credit          24,491      24,335      24,335      24,179      24,022
Trade letters of credit            32,278      40,733      37,679      25,083      19,270
                                 --------    --------    --------    --------    --------
Total extensions of credit        301,772     311,448     308,310     312,444     361,038

Borrowing base                    409,572     402,670     398,433     428,448     490,498
                                 --------    --------    --------    --------    --------

Availability                     $107,800    $ 91,222    $ 90,123    $116,004    $129,460
                                 ========    ========    ========    ========    ========

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JULY 2, 2001 THROUGH JULY 29, 2001


4.  PAYMENTS TO PROFESSIONALS JULY 2, 2001 THROUGH JULY 29, 2001

     Vendor #                   Vendor Name                                  Check Amt.        Check Date       Check #
-------------------------------------------------------------------------------------------------------------------------
       94005       Donald A. Blum                                              $5,337.50         07/10/01       50047105
       57117       Deloitte & Touche                                          $68,950.00         07/16/01       50047680
       99454       Harwell, Howard, Hyne, Gabbert and Manner, PC              $22,119.75         07/16/01       B0025257
       93547       D'Assaro and Hall                                           $4,836.00         07/17/01       50047709
      101606       Service Real Estate                                       $146,284.00         07/17/01       B0025268
      101993       Rothschild, Inc.                                           $63,725.80         07/17/01       B0025269
       71217       Bass, Berry & Sims                                        $112,098.02         07/17/01       B0025271
       98378       Skadden, Arps, Meagher & Flom                             $379,650.00         07/17/01       B0025274
       99104       Jay Alix and Associates                                    $78,225.06         07/17/01       B0025275
       99391       Otterbourg, Steindler, Houston and Rosen, PC              $113,264.93         07/17/01       B0025276
        2642       Waller, Lansden, Dortch and Davis                           $4,720.31         07/18/01       50047798
       71403       Seyfarth, Shaw, Fairweather and Geraldson                   $4,842.22         07/18/01       50047810
       57117       Deloitte & Touche                                          $18,000.00         07/18/01       50047857
       57117       Deloitte & Touche                                          $68,950.00         07/19/01       50047926
       50995       Brann and Isaacson                                          $2,378.34         07/20/01       50048112
       57117       Deloitte & Touche                                          $14,788.00         07/20/01       50048113
      101232       E & Y Capital Advisors, LLC                                $81,736.00         07/23/01       B0025322
      101993       Rothschild, Inc.                                           $89,930.74         07/23/01       B0025323
       79108       Ernst and Young                                             $6,388.00         07/23/01       B0025325
       99104       Jay Alix and Associates                                     $3,283.68         07/23/01       B0025326
       99444       Sitrick and Company                                         $3,690.85         07/23/01       B0025327
       57117       Deloitte & Touche                                          $32,796.31         07/25/01       50048489
        2642       Waller, Lansden, Dortch and Davis                           $8,195.90         07/27/01       70001135

FORM OPR-1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)

                                                                JULY 29,           JULY 1,
                                                                  2001              2001
                                                               -----------       -----------
ASSETS
Current Assets:
     Cash and cash equivalents                                 $    19,368       $    19,535
     Accounts receivable                                             6,644             6,834
     Inventories                                                   417,795           431,746
     Prepaid Expenses                                               11,179            12,889
                                                               -----------       -----------
     TOTAL CURRENT ASSETS                                          454,986           471,004
                                                               -----------       -----------

PROPERTY AND EQUIPMENT
     Owned assets, net of accumulated depreciation                 351,614           353,893
     Capitalized leases, net of accumulated amortization            11,074            11,193
                                                               -----------       -----------
                    TOTAL PROPERTY AND EQUIPMENT                   362,688           365,086
                                                               -----------       -----------
     Other assets and deferred charges                              40,612            49,066
                                                               -----------       -----------
     TOTAL ASSETS                                              $   858,286       $   885,156
                                                               ===========       ===========

LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY
Liabilities Not Subject To Compromise
Current Liabilities:
     Notes payable to banks                                    $   185,003       $   194,844
     Accounts payable                                               25,624            31,001
     Accrued expenses                                              122,493           123,127
     State & local sales tax                                         8,570             8,290
     Current maturities capitalized leases                              98                97
                                                               -----------       -----------

     TOTAL CURRENT LIABILITIES                                     341,788           357,359
                                                               -----------       -----------

FORM OPR-1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)

                                                                JULY 29,           JULY 1,
                                                                  2001              2001
                                                               -----------       -----------
Long-Term Liabilities:
     Long-term debt                                                 60,000            60,000
     Capitalized lease obligations                                   2,338             2,346
Liabilities Subject To Compromise:
     Accrued restructuring costs                                    42,077            42,077
     Capitalized lease obligations                                  20,310            20,584
     Long-term debt                                                410,622           411,408
     Accounts payable                                              198,651           198,712
     Accrued expenses                                               74,420            73,147
                                                               -----------       -----------
     Total Liabilities Subject To Compromise                       746,080           745,928

     TOTAL LIABILITIES                                           1,150,206         1,165,633
                                                               -----------       -----------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' (DEFICIT) EQUITY
     Common stock                                                   49,935            49,935
     Additional paid-in-capital                                      5,881             5,881
     Deferred compensation                                            (146)             (157)
     Accumulated other comprehensive loss                           (2,545)           (2,545)
     Retained (deficit) earnings                                  (345,045)         (333,591)
                                                               -----------       -----------
                TOTAL SHAREHOLDERS' (DEFICIT) EQUITY              (291,920)         (280,477)

     TOTAL LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY      $   858,286       $   885,156
                                                               ===========       ===========

CHAPTER 11
MONTHLY OPERATING REPORT

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JULY 2, 2001 THROUGH JULY 29, 2001

SUMMARY OF ACCOUNTS RECEIVABLE
MONTH ENDED: JULY 29, 2001
FORM OPR-3 NOT APPLICABLE

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JULY 2, 2001 THROUGH JULY 29, 2001

SCHEDULE OF POST PETITION LIABILITIES-ACCOUNTS PAYABLE
Month Ended: 07/29/2001
FORM OPR-4

                                                           Total
                                                      ----------------
Trade Accounts Payable (Merchandise)                      $ 25,624




                                                           Total
                                                      ----------------

Expense & other payables                                  $122,493

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JULY 2, 2001 THROUGH JULY 29 2001

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4
(DOLLARS IN THOUSANDS)

                                                       Date         Date           Total
         TAXES PAYABLE                                Incurred       Due            Due

Federal income tax                             **     Various      Various         $ 7,919

State income tax                                      Various      Various         $  (559)
                                                                                   -------

                                      SUBTOTAL                                     $ 7,360
                                                                                   -------


Sales/use tax                         SUBTOTAL  *     Various      Various         $ 9,281
                                                                                   -------


Personal property tax                           *     Various      Various         $ 2,786

Real estate taxes                               *     Various      Various          11,813

Inventory taxes                                 *     Various      Various              --

Gross receipts/bus licenses                     *     Various      Various             275

Franchise taxes                                 *     Various      Various             494
                                                                                   -------

                                      SUBTOTAL                                     $15,368
                                                                                   -------


TOTAL TAXES PAYABLE                                                                $32,009
                                                                                   =======

*   liability included in accrued expenses on OPR-2
**  tax reserve

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JULY 2, 2001 THROUGH JULY 29, 2001

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4


(DOLLARS IN THOUSANDS)

                                                           DATE                             TOTAL DUE
                                                         INCURRED         DATE DUE      (7/29/01 BALANCE)
                                                   ------------------------------------------------------
POST PETITION SECURED DEBT
         Revolver borrowings                             04/14/00         04/14/04          $ 185,003
         Facility standby letters of credit              04/14/00         04/14/04             24,491
         Facility trade letters of credit                04/14/00         04/14/04             32,278
         Term loans                                      04/14/00         04/14/04             60,000
                                                                                            ---------
TOTAL EXTENSIONS OF CREDIT                                                                  $ 301,772
                                                                                            =========


ACCRUED INTEREST PAYABLE                                                                    $     662
                                                                                            =========

FORM OPR-5

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)


                                                                                  ACTIVITY       ACTIVITY
                                                                                JULY 2, 2001    JULY 3, 2000
                                                                                   THROUGH        THROUGH
                                                                                JULY 29, 2001   JULY 30, 2000
                                                                                -------------   -------------
Net Sales                                                                          $ 60,530       $ 100,587


Costs of merchandise sold and buying and occupancy expense                           47,267          86,950
                                                                                   --------       ---------


Gross margin after cost of merchandise sold and buying and occupancy expenses        13,263          13,637


Selling, General and Administrative Expenses:
     Net Employment Expense                                                          11,806          23,004
     Net Advertising                                                                  1,484           2,441
     Banking and Other Fees                                                             746           1,339
     Real Estate and Other Taxes                                                      1,710           1,847
     Supplies                                                                           829             702
     Communication and Equipment                                                        306             391
     Travel                                                                             317             508
     UCC and Other Services                                                            (721)           (547)
     Legal and Professional                                                             279             158
     Sales and Shipping                                                                 180             232
     Insurance                                                                          397             286
     Miscellaneous                                                                      133             140
     Credit Card Services                                                               (34)            (51)
                                                                                   --------       ---------
Total Selling, General and Administrative Expenses                                   17,432          30,450




Other expense/(income), net                                                              19            (669)

FORM OPR-5

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)


                                                                                  ACTIVITY       ACTIVITY
                                                                                JULY 2, 2001    JULY 3, 2000
                                                                                   THROUGH        THROUGH
                                                                                JULY 29, 2001   JULY 30, 2000
                                                                                -------------   -------------
Restructuring charge (credit)                                                            --             (83)


Depreciation and amortization                                                         3,100           3,009
                                                                                   --------       ---------


Earnings (loss) before interest, reorganization items, and income tax                (7,288)        (19,070)


Interest expense - debt                                                               2,861           2,415
Interest expense - capitalized leases                                                   256             278
                                                                                   --------       ---------


Earnings (loss) before reorganization items, and income tax                         (10,405)        (21,763)


Reorganization Items:


     Legal and Professional                                                             762           5,645
     Miscellaneous                                                                      288             198
     Loss (Gain) on Disposal of Assets                                                   (1)           (140)
     Close Store Charges                                                                 --              --
                                                                                   --------       ---------
     Total Reorganization Items                                                       1,049           5,703


Earnings (loss) before income tax                                                   (11,454)        (27,466)

     Income tax benefit                                                                  --              --

     Cumulative Effect of Change in Accounting Principles                                --              --
                                                                                   --------       ---------



Net earnings (loss)                                                                $(11,454)      $ (27,466)
                                                                                   ========       =========





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